                           GREEN TREE FINANCIAL CORP.


                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated December 1, 1997, (97-7), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.



                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                                     6.78%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                            CLASS A-1  CERTIFICATES
                                 MONTHLY REPORT
                                 DECEMBER 1997



                         CUSIP#'S   393505-XZ0,
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98


                                                 Total $         Per $1,000
                                                  Amount          Original
                                                 --------        ----------

Class A Certificates
--------------------
A.    (1a) Amount available (including
      Monthly Servicing Fee)               $10,331,735.68

      (b)  Class M-1 Interest Deficiency
      Amount(if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                      0.00

      (c)  Amount Available after giving
      effect to withdrawal of Class M-1
      Interest Deficiency Amount and B-1
      Interest Deficiency Amount for prior
      Remittance Date                       10,331.735.68


2.    Interest
           a. Class A-1 Remittance Rate(6.78%)       6.78%
           b. Class A-1 Interest             3,537,841.67           4.89666667

      (3) Amount applied to:
           a. Unpaid Class A Interest Shortfall       .00                  .00

      (4) Remaining:
           a. Unpaid Class A Interest Shortfall       .00                  .00

B.    Principal
      (5) Formula Principal Distribution
          Amount                             6,009,483.00                  N/A
           a. Scheduled Principal              365,296.11                  N/A
           b. Principal Prepayments          3,960,534.19                  N/A
           c. Liquidated Contracts                    .00                  N/A
           d. Repurchases                             .00                  N/A
           e. Current Month Advanced
              Principal                      1,683,652.70                  N/A
           f. Prior Month Advanced Principal          .00                  N/A

      (6) Pool Scheduled Principal Balance 845,674,169.70

      (7)  Adjusted Pool Principal Balance 843,990,517.00         992.93002000

      (8)  Pool Factor                         0.99293002

                       GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                                     6.78%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                            CLASS A-1  CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 3


                         CUSIP#'S   393505-XZ0,
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98


                                                 Total $         Per $1,000
                                                  Amount          Original
                                                 --------        ----------

(9)   Unpaid Class A Principal Shortfall
      (if any)following prior Remittance date         .00

(10)  Class A Percentage for such Remittance
      Date                                          92.50%

(11)  Class A Percentage for the following
      Remittance Date                               92.45%

(12)  Class A-1 Principal Distribution       6,009,483.00           8.31762353

(13)  Class A-1 Principal Balance          716,490,517.00         991.68237647

(13a) Class A-1 Pool Factor                     .99168238

(14)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance Date      .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

(15)  31-59 days                               955,503.21                   20

(16)  60 days or more                          230,786.28                    3

(17)  Current Month Repossessions                     .00                    0

(18)  Repossession Inventory                          .00                    0

(19)  Weighted Average Contract Rate              9.58600

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                                     6.78%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                            CLASS A-1  CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 5



                         CUSIP#'S   393505-XZ0
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in October 2001)

(20)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date         .03%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; July not exceed 3.5%)                                    N/A

(21)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current Remittance Date         .11%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; July not exceed 5.5%)                                    N/A

(22)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; to be satisfied may not exceed 5.5% from
          January 1, 2002 to December 31, 2002, 8.5% from
          January 1, 2003 to December 31, 2003, 8.5% from
          January 1, 2004 to December 31, 2004 and 9.5% thereafter)          0%

(23)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance Date              .00

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          July not exceed 2.25%)                                             0%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 6



                         CUSIP#'S   393505-XW7
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98



(24)  Class M-1 Principal Balance Test
      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 22.5%)                                               15.00%

(25)  Class B Principal Balance Test
      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $21,000,000.00                                      .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                 7.50%


                                                 Total $         Per $1,000
                                                  Amount          Original
                                                 --------        ----------

CLASS M1 CERTIFICATES
---------------------

(26)  Amount available (including Monthly
      Servicing Fee)                           784,411.01

A.    Interest
(27)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.02%,
          unless Weighted Average Contract
          Rate is below 7.02%)                       7.02%

      b.  Class M-1 Interest                   323,212.50           5.07000000

(28)  Amount applied to Class M-1 Interest
      Deficiency Amount                               .00                    0

(29)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                               .00                    0

(30)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall         .00                    0

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.02%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 7



                         CUSIP#'S   393505 YA4
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98


(31)  Remaining:
      a. Unpaid Class M-1 Interest Shortfall          .00                    0

B.    Principal
(32)  Formula Principal Distribution Amount           .00                  N/A
      a.    Scheduled Principal                       .00                  N/A
      b.    Principal Prepayments                     .00                  N/A
      c.    Liquidated Contracts                      .00                  N/A
      d.    Repurchases                               .00                  N/A

(33)  Class M-1 Principal Balance           63,750,000.00        1000.00000000
(34a) Class M-1 Pool Factor                    1.00000000

(35)  Class M-1 Percentage for such Remittance
      Date                                            .00%

                                                 Total $         Per $1,000
                                                  Amount          Original
                                                 --------        ----------

(36)  Class M-1 Principal Distribution:
      a. Class M-1 (current)                          .00           0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                         .00

(37)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date      .00

(38)  Class M-1 Percentage for the following
      Remittance Date                                 .00%

Please contact First Trust N.A., Bondholder relations: (612) 973-5800 with any questions regarding this statement or your distribution.

Class B1 Certificates
---------------------

(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                            461,198.51

(2)  Class B-1 Remittance Rate (7.14% unless
     Weighted Average Contract Rate is below 7.14%)  7.14%

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.14%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 8



                         CUSIP#'S   393505 YB2,YC0
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98



(3)   Aggregate Class B1 Interest              175,326.67           5.15666676

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                           .00                  .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                              .00                  .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                               .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                               .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date        .00

(8a)  Class B Percentage for such Remittance Date     .00


                                                 Total $         Per $1,000
                                                  Amount          Original
                                                 --------        ----------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)          .00                  .00

(10a) Class B1 Principal Shortfall                    .00

(10b) Unpaid Class B1 Principal Shortfall             .00

(11)  Class B Principal Balance             63,750,000.00

(12)  Class B1 Principal Balance            34,000,000.00
(12a) Class B1 Pool Factor                    1.000000000


Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.


Class B2 Certificates
---------------------

(13)  Remaining Amount Available               285,871.84

(14)  Class B-2 Remittance Rate (7.75%
      unless Weighted Average Contract
      Rate is less than 7.75%)                       7.75%

                    GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.14%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 9



                         CUSIP#'S   393505 YB2,YC0
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98


(15)  Aggregate Class B2 Interest              166,517.36           5.59722218

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00                  .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall   .00                  .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(19)  Class B2 Principal Liquidation Loss Amount      .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                            .00

(21)  Guarantee Payment                               .00

(22)  Class B2 Principal Balance            29,750,000.00
(22a) Class B2 Pool Factor                     1.00000000

                                                 Total $         Per $1,000
                                                  Amount          Original
                                                 --------        ----------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                         119,320.98

(24)  3% Guarantee                                    .00

(25)  Class C Residual Payment                        .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.14%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                            DECEMBER 1997 - Page 10



                         CUSIP#'S   393505 YB2,YC0
                         TRUST ACCOUNT #3336205-0
                         REMITTANCE DATE: 1/15/98



(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                 .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                 .00

(28)  Repossessed Contracts                           .00

(29)  Repossessed Contracts Remaining
      in Inventory                                    .00